Exhibit 10.38
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 11, 2009, by and between COMERICA BANK (“Bank”) and ARRAY BIOPHARMA, INC. (“Borrower”).
RECITALS
     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 28, 2005, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of December 19, 2005, that certain Second Amendment to Loan and Security Agreement, Consent and Waiver dated as of July 7, 2006 and that certain Third Amendment to Loan and Security Agreement dated as of June 12, 2008 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, the parties agree as follows:
     1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:
     “Revolving Maturity Date” means March 11, 2010.
     2. The last sentence of Section 2.1(b)(iii) of the Agreement hereby is amended and restated in its entirety to read as follows:
     “Borrower will pay any standard issuance and other fees that Bank notifies Borrower it will charge for issuing and processing Letters of Credit, which fees shall equal (A) one and one-half percent (1.50%) annually, if Borrower maintains at least Ten Million Dollars ($10,000,000) in Bank repurchase agreements or in Bank deposit accounts at all times during the subject calendar year, or (B) three and one-half percent (3.50%) annually, if at any time during the subject calendar year Borrower fails to maintain at least Ten Million Dollars ($10,000,000) in Bank repurchase agreements or in Bank deposit accounts.”
     3. Section 2.3(a) of the Agreement hereby is amended and restated in its entirety to read as follows:
     “(a) Interest Rates.
          (i) Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, as set forth in the Daily Adjusting LIBOR Addendum to Loan and Security Agreement attached as Exhibit E hereto.
          (ii) Equipment Advances and Term Loan. Except as set forth in Section 2.3(b), the Equipment Advances and the Term Loan shall bear interest, on the outstanding daily balance thereof, as set forth in the LIBOR/Cost of Funds Addendum to Loan & Security Agreement attached as Exhibit D hereto.”
     4. A new Exhibit E hereby is added to the Agreement in the form attached hereto as Exhibit E.
     5. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
     6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

     7. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
     8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
          (a) this Amendment, duly executed by Borrower;
          (b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
          (c) a letter of credit fee in the amount of Sixty Eight Thousand Eight Hundred Twenty Seven Dollars and 79/100 ($68,827.79), which may be debited from any of Borrower’s accounts;
          (d) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
          (e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
     9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ARRAY BIOPHARMA, INC.

By:	/s/ R. Michael Carruthers

Title:	CFO

COMERICA BANK

By:	/s/ Kevin Barber

Title:	Vice President
[Signature Page to Fourth Amendment to Loan and Security Agreement]